SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (this "Agreement") is made this 8 day of August, 2007, by and between Horace H. Ward, in his capacity as Disbursing Agent for Frankfort Tower Industries, Inc. et al. ("Disbursing Agent" or "Plaintiff"), UNARCO Material Handling, Inc. ("UNARCO") and Bank of America, N.A. ("Bank of America") (Disbursing Agent, UNARCO and Bank of America may be individually referred to as a "Party", and collectively referred to as the "Parties").

RECITALS

General Background

1. Frankfort Tower Industries, Inc., et al. (referred to hereinafter at times as the "Debtors"), filed their voluntary Petitions for Relief under Chapter 11 of the Bankruptcy Code on September 16, 2003 (the "Petition Date"). The Debtors' bankruptcy cases are pending in the United States Bankruptcy Court for the Southern District of Indiana, Indianapolis Division (the "Bankruptcy Court"), substantively consolidated under Case No. 03-17287.

2. On November 23, 2004, the Debtors' Plan of Liquidation as Immaterially Modified (the "Plan') was confirmed by the Bankruptcy Court [Docket No. 761].

3. Pursuant to the Plan, the Disbursing Agent was appointed on December 17, 2004, the "Effective Date" of the Plan.

4. UNARCO and UNR Industries, Inc. (now known as Frankfort Tower Industries, Inc. ("FTI") and one of the Debtors) are parties to a certain Asset Sale And Purchase Agreement dated January 31, 1995 (the "APA"). Under the terms of the APA, UNARCO purchased for cash and a note (the "Note") certain assets, including real estate (the "Property") from FTI.

5. The APA contains certain indemnification provisions which address potential Environmental Liabilities, as that term is defined in the APA.

6. In 2000, UNARCO discovered and gave notice to FTI of Environmental Liabilities ("Notice") at the Property.

7. Subject to an Escrow Agreement dated March 31, 2000 (the "Escrow Agreement"), UNARCO placed the balance due FTI under the Note for the purchase of the Property into an escrow (the "Escrow Account") to be used for funding remediation of Environmental Liabilities, as permitted under the APA.

8. Bank of America, N.A. ("Bank of America") was appointed as the escrow agent of the Escrow Account pursuant to the terms of the Escrow Agreement.

9. In 2002, UNARCO entered into a "Voluntary Agreement" with the Tennessee Department of Environment and Conservation ('TDEC") under the Voluntary

EXHIBIT A

Cleanup Oversight and Assistance Program ("VOAP") to investigate and remediate naphthalene contamination at the Property.

10. Under the VOAP, UNARCO developed and obtained TDEC approval of and instituted a ground water pumping and monitoring remediation plan.

11. After obtaining necessary TDEC approvals and site work engineering and preparation by UNARCO's environmental consultant, UNARCO began implementing the remediation pursuant to the VOAP in or about November 2005.

12. At the request of UNARCO, FTI on January 23, 2005 entered into a Fourth Agreement Regarding Release Of Funds For Additional Investigation (the "Fourth Agreement"), by which, among other things, FTI agreed to permit the escrow agent to release $580,000 from the Escrow Account to UNARCO to pay for remediation expenses.

13. The balance in the Escrow Account is approximately $1,600,000.

14. UNARCO remains in possession of approximately $252,000 in funds obtained from the Escrow Account pursuant to the Fourth Agreement (the "Fourth Agreement Funds").

15. On or about March 12, 2004, UNARCO timely filed its proof of claim (claim number 634) (the "UNARCO POC") setting forth its indemnity claim relating to the Environmental Liability and a separate claim relating to a rack collapse on June 6, 2003 at an Affiliated Foods Warehouse in Amarillo, Texas involving a rack manufactured by Debtors in 1992 (the "Rack Claim"). At the time the UNARCO POC was filed, the Rack Claim was unliquidated, but asserted by Affiliated Foods in the amount of $600,000. UNARCO has since settled the Rack Claim for $25,000. The Rack Claim of UNARCO is now liquidated as the sum of $25,000 plus attorneys fees and other costs relating to the settlement.

The Dispute

16. The Disbursing Agent contends that, under the APA, FTI agreed to indemnify UNARCO for Environmental Liabilities for a period of time no longer than ten years from the date of the APA. The ten year period of time having expired, the Disbursing Agent takes the position that FTI no longer owes any indemnification obligation to UNARCO for Environmental Liabilities.

17. UNARCO disputes the contention of the Disbursing Agent. More specifically, UNARCO contends that the ten year period under the APA was a discovery limitation only. UNARCO further contends that because UNARCO received from TDEC a final direction requiring UNARCO to undertake a remediation of the Environment Liability, the obligation of FTI to indemnify UNARCO under the APA has been conclusively established. As a result, UNARCO contends that the Debtors' obligation to compensate UNARCO for its indemnity claim for reimbursement and/or payment of remediation expenses continues to accrue.

18. The remediation is continuing. Pursuant to the VOAP, the remedial program is not complete until data from the monitoring wells indicate naphthalene concentration less than the site-specific clean up standard established by TDEC (the "Clean Up Standard") for a period of four (4) consecutive calendar quarters. None of the wells have reported results meeting the Clean Up Standard four consecutive calendar quarters.

19. On or about April 23, 2007, the Disbursing Agent filed his "Complaint For Turnover Of Property Of The Estates" (the "Complaint"). The Complaint is pending before the Bankruptcy Court as Adversary No. 07-50327 (the "Adversary Proceeding"). By the Complaint, the Disbursing Agent sought a turn over to the bankruptcy estates of the funds contained in the Escrow Account. Bank of America was named as a party to the Complaint to answer as to its interest in and obligations under the Escrow Account.

20. On or about May 29, 2007, UNARCO filed its "Answer, Affirmative Defenses And Counterclaim Of UNARCO Material Handling, Inc." (the "Answer/Counterclaim"). The Answer/Counterclaim denied and set forth affirmative defenses to the Disbursing Agent's request for turnover in the Complaint. The Answer/Counterclaim further requested that the Court determine that FTI and Debtors have a continuing indemnification obligation to UNARCO for Environmental Liabilities and that UNARCO's rights to the monies in the Escrow Account to satisfy the indemnification obligations of the Debtors for Environmental Liabilities exists and is enforceable by UNARCO against the Disbursing Agent.

21. Bank of America filed its "Answer to Complaint for Turnover of Property of the Estates, Crossclaim by Bank of America, N.A. against UNARCO Materials Handling, Inc." ("Crossclaim"). The Crossclaim asserts a right of indemnity under the Escrow Agreement against UNARCO with respect to any fees or costs incurred in connection with the Complaint.

22. Counsel for the Disbursing Agent and counsel for UNARCO have communicated and conferred in good faith concerning the disposition of their competing interests in and to the Escrow Account, the continuing obligation of the Debtors and their estates to indemnify UNARCO for Environmental Liabilities, and the desire of the Disbursing Agent to liquidate any obligation owed to UNARCO for Environmental Liabilities in order to permit the Disbursing Agent to administer its residual interest in the Escrow Account, if any, pursuant to the terms of the Plan. The Parties now desire to avoid the costs and uncertainty of litigation by proposing to resolve these competing claims and interests, and the multiple claims which have or could have been asserted in the Complaint and the Answer/Counterclaim, under the terms of this Agreement.

THE AGREEMENT

NOW, THEREFORE, in consideration of the mutual releases set forth herein, the allowance and payment of consideration to UNARCO and Bank of America as set forth herein, and other good and valuable consideration for the various covenants and understandings set forth in this Agreement, the receipt and adequacy of which is hereby acknowledge, the Parties agree as follows:

1. Recitals. The Recitals above are incorporated herein and made a part of this Agreement by this reference.

2. Satisfaction of the UNARCO Environmental Liability Claim.

a. Notwithstanding any provision to the contrary in the Plan, the Disbursing Agent shall file a motion under Bankruptcy Rule 9019 to seek an order of the Bankruptcy Court (the "Approval Order") approving this Agreement and authorizing and directing the Disbursing Agent to perform the terms of the settlement described herein by no later than five (5) business days after execution and exchange of signature pages of this Agreement.

b. Within five (5) business days following entry of the Approval Order, Disbursing Agent and UNARCO shall jointly direct Bank of America to release from the Escrow Account and (i) pay to UNARCO the sum of $500,000 (the "Escrow Payment") which UNARCO shall receive in addition to the retention of the Fourth Agreement Funds in full satisfaction of the UNARCO Environmental Liability claims, including without limitation any and all amounts owing, or alleged by UNARCO to be owed to UNARCO under the APA for Environmental Liabilities, (ii) retain and apply the sum of $12,500 from the Escrow Account in full satisfaction of Bank of America's claims that were or could have been asserted under the Escrow Agreement or raised in the Crossclaim for payment of unpaid fees, costs and expenses incurred in connection with Bank of America's service as Escrow Agent, and (iii) pay to the Disbursing Agent the balance remaining in the Escrow Account. Immediately following the completion of the distribution set forth above, the Escrow Agreement shall be deemed terminated.

c. Within fifteen (15) days of its receipt of the Escrow Payment, UNARCO shall amend the UNARCO POC to state a claim for only the Rack Claim. UNARCO shall be treated as the holder of a general unsecured claim under the Plan with respect to the Rack Claim entitled to such rights and privileges (including distribution rights) as the Plan provides such holders. The Disbursing Agent shall have the right to object to the allowance of the Rack Claim.

d. The Disbursing Agent shall be solely responsible for payment of all unpaid fees, costs and expenses, including without limitation attorney fees asserted by Bank of America in connection with its service as Escrow Agent under the Escrow Agreement. Disbursing Agent shall and does hereby indemnify and hold UNARCO harmless from and against any claim asserted by Bank of America against UNARCO under the Escrow Agreement or in connection with the Escrow Account.

3. Dismissal of Adversary Proceeding. The Parties shall stipulate to the dismissal of the Adversary Proceeding, including dismissal of the Answer/Counterclaim and the Crossclaim, each with prejudice and with Disbursing Agent and UNARCO to bear its own costs, within three (3) business days of UNARCO's receipt of the Escrow Payment, by filing a Stipulation of Dismissal in form and substance the same as the attached Exhibit A.

4. Mutual Releases.

a. Between Disbursing Agent and UNARCO. Except for such obligations, rights or claims as may be created by, preserved, or arise out of the terms and conditions of this Agreement, upon the satisfaction of the terms set forth in section 2 of the Agreement, the Disbursing Agent, for himself and for the Debtors and their estates on the one hand, and UNARCO on the other hand, hereby mutually release, discharge and acquit each other, as well as, to the extent applicable, their respective officers, directors, professionals, employees, agents, heirs, beneficiaries, administrators, representatives, executors, parents, subsidiaries, affiliates and their successors and assigns, from any and all claims, demands, costs, liabilities, objections, actions, and causes of action of any nature (except for the Rack Claim, which is not affected by this mutual release), whether in law or in equity, whether known or unknown, whether suspected or unsuspected, that the Disbursing Agent or UNARCO ever had, now have, or may claim to have against each other of any type, nature or description, including without limitation by the Debtors with respect to claims assertable under chapter 5 of the Bankruptcy Code. The Rack Claim is not affected by this mutual release, and UNARCO and the Disbursing Agent each retain and preserve the right to assert or object to the Rack Claim in the Bankruptcy Cases pursuant to the terms and provisions set forth in the Plan.

b. Regarding Bank of America. Except for such obligations, rights or claims as may be created by, preserved, or arise out of the terms and conditions of this Agreement, upon the satisfaction of the terms set forth in section 2 of the Agreement, Disbursing Agent, for himself and for the Debtors and their estates, and UNARCO on the one hand, and Bank of America on the other hand, hereby mutually release, discharge and acquit each other, as well as, to the extent applicable, their respective officers, directors, professionals, employees, agents, heirs, beneficiaries, administrators, representatives, executors, parents, subsidiaries, affiliates and their successors and assigns, from any and all claims, demands, costs, liabilities, objections, actions, and cause of action of any nature, whether in law or in equity, whether known or unknown, whether suspected or unsuspected, that the Parties ever had, now have, or may claim to have against each other relating to the Escrow Agreement and Escrow Account, or which were or could have been raised by any Party in the Adversary Proceeding.

5. Understanding and Counsel. The Parties represent and warrant that (a) they have read and understand the terms of this Agreement, (b) they have been represented by counsel with respect to this Agreement, and all matters covered by and relating to it, and (c) they have entered into this Agreement for reasons of their own and not based upon representations of any other Party.

6. Legal Fees and Costs. Each of UNARCO and the Disbursing Agent shall pay its own respective costs and attorneys' fees.

7. Headings. All headings and captions in this Agreement are for convenience only and shall not be interpreted to enlarge or restrict the provisions of the Agreement.

8. Jurisdiction. By this Agreement, each of the Parties submits to the jurisdiction of the Bankruptcy Court for any action to enforce or interpret this Agreement.

9. Representation and Warranties. The undersigned represent and warrant that they are duly authorized to execute this Agreement on behalf of the Parties hereto. The Parties agree and represent that they have not assigned or conveyed any of the claims or rights referenced in this Agreement in any manner to any other Person and that each holds the rights and claims which are retained, or released in this Agreement. The Parties agree that they have and will not assign or convey any of the claims or rights referenced in this Agreement in any manner to any other Person except as provided in this Agreement.

10. Entire Agreement. This Agreement constitutes the entire agreement between and among the Parties concerning the subject matter hereof, and there are no other understandings, representations, or agreements, oral or otherwise, between and among the Parties concerning the subject matter of this Agreement.

11. Amendments; Modifications; Waiver. This Agreement may not be modified, superseded, terminated, or amended and no provision hereto may be waived except by (i) a writing making specific reference hereto signed by the Parties and approved by the Bankruptcy Court or (ii) a final Order of the Bankruptcy Court.

12. Binding Effect. The terms and acknowledgements set forth in this Agreement shall be binding upon the Parties and shall inure to the benefit of the Parties, and their respective successors, assigns, heirs, executors, administrators, and representatives.

13. Participation in Drafting. Each Party has participated in, or contributed to, the drafting and preparation of this Agreement. In any construction of this Agreement, the provisions shall not be construed for or against any Party, but shall be construed according to their plain meaning.

14. Further Necessary Actions. To the extent that any document is required to be executed by any Party to effectuate the purposes of this Agreement, the Party will execute and deliver such document or document to the requesting Party.

15. Action to Enforce. Should any action be brought by one of the Parties to enforce any provision of this Agreement, the non-prevailing party to such action shall reimburse the prevailing party for all reasonable attorneys' fees and court costs and other expenses incurred by the prevailing party in the action to enforce.

16. Counterparts. This Agreement (and any amendments, modifications or waivers in respect hereof) may be executed by facsimile in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

17. Construction: As used herein, the plural shall include the singular, and the singular shall include the plural, unless the context or intent indicates to the contrary. "Person" shall include natural persons, corporations, partnerships, and/or any other entity which by law is

treated as or has the rights of a natural person and, where applicable, its past, present and future officers, directors, employees, agents, administrators, beneficiaries, heirs, executors, representatives, administrators, parents, subsidiaries, affiliates and their successors and assigns.

18. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Indiana.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year set forth above.

UNARCO MATERIAL HANDLING, INC.

By: Gary Slater

Its: President

HORACE H. WARD, in his capacity as Disbursing Agent for Frankfort Tower Industries, Inc. et al.

By: ______________________________
Horace H. Ward

BANK OF AMERICA, N.A.

By: ______________________________

Its: ______________________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year set forth above.

UNARCO MATERIAL HANDLING, INC.

By: ______________________________

Its: ______________________________

HORACE H. WARD, in his capacity as Disbursing Agent for Frankfort Tower Industries, Inc. et al.

By: ______________________________
Horace H. Ward

BANK OF AMERICA, N.A.

By: ______________________________
David E. Briggs

Its: Senior Vice President

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year set forth above.

UNARCO MATERIAL HANDLING, INC.

By: ______________________________

Its: ______________________________

HORACE H. WARD, in his capacity as Disbursing Agent for Frankfort Tower Industries, Inc. et al.

By: Horace Ward 8/1/07
Horace H. Ward

BANK OF AMERICA, N.A.

By: ______________________________

Its: ______________________________

EXHIBIT A

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

IN RE: FRANKFORT TOWER INDUSTRIES, INC., et al., Debtors.	)	Chapter 11 Case No. 03-17287-AJM
HORACE H. WARD, in his capacity as Disbursing Agent for Frankfort Tower Industries, Inc., et al., Plaintiff, v. UNARCO MATERIAL HANDLING, INC. and BANK OF AMERICA, N.A., in its capacity as Escrow Agent, Defendants.	)	Adversary Proceeding 07-50326

<u>STIPULATION OF DISMISSAL, WITH PREJUDICE</u>

Pursuant to Rule 41(a) F.R.Civ.P. made applicable to this proceeding by Bankruptcy Rule 7041, Horace H. Ward, in his capacity as Disbursing Agent for Frankfort Tower Industries, Inc. ("Plaintiff") et al., UNARCO Material Handling, Inc. ("UNARCO"), and Bank of America, N.A. ("Bank of America"), each by counsel, stipulate to the dismissal, with prejudice, of all claims, counterclaims and crossclaims asserted in this adversary proceeding, Plaintiff and UNARCO each to pay its own costs and attorney fees.

Dated: ___ day of ________, 2007

/s/ Henry A. Efroymson
Ice Miller LLP
One American Square, Suite 3100
Indianapolis, IN 46282-0200

Counsel for Plaintiff

/s/ Jay Jaffe
Baker & Daniels LLP
600 East 96th Street, Suite 600
Indianapolis, IN 46240

Counsel for UNARCO

/s/ Alan K. Mills
Barnes & Thornburg, LLP
11 S Meridian St
Indianapolis, IN 46204-3506

Counsel for Bank of America